                                                                    EXHIBIT 10.1













                 TRANSITION PROPERTY PURCHASE AND SALE AGREEMENT

                                     BETWEEN

                           CPL TRANSITION FUNDING LLC

                                   NOTE ISSUER

                                       AND

                         CENTRAL POWER AND LIGHT COMPANY

                                     SELLER


                          DATED AS OF FEBRUARY 7, 2002


                                TABLE OF CONTENTS

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                                                                                                               Page
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ARTICLE I
DEFINITIONS.......................................................................................................1
         SECTION 1.01.  Definitions...............................................................................1
         SECTION 1.02.  Other Definitional Provisions.............................................................2

ARTICLE II
CONVEYANCE OF TRANSITION PROPERTY.................................................................................2
         SECTION 2.01.  Conveyance of Original Transition Property................................................2
         SECTION 2.02.  Conveyance of Subsequent Transition Property..............................................3
         SECTION 2.03.  Conditions to Conveyance of Transition Property...........................................3

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER..........................................................................5
         SECTION 3.01.  Organization and Good Standing............................................................5
         SECTION 3.02.  Due Qualification.........................................................................5
         SECTION 3.03.  Power and Authority.......................................................................5
         SECTION 3.04.  Binding Obligation........................................................................6
         SECTION 3.05.  No Violation..............................................................................6
         SECTION 3.06.  No Proceedings............................................................................6
         SECTION 3.07.  Approvals.................................................................................6
         SECTION 3.08.  The Transition Property...................................................................7
         SECTION 3.09.  Limitations on Representations and Warranties............................................10

ARTICLE IV
COVENANTS OF THE SELLER..........................................................................................11
         SECTION 4.01.  Existence................................................................................11
         SECTION 4.02.  No Liens.................................................................................11
         SECTION 4.03.  Delivery of Collections..................................................................11
         SECTION 4.04.  Notice of Liens..........................................................................12
         SECTION 4.05.  Compliance with Law......................................................................12
         SECTION 4.06.  Covenants Related to Notes and Transition Property.......................................12
         SECTION 4.07.  Protection of Title......................................................................13
         SECTION 4.08.  Nonpetition Covenants....................................................................14
         SECTION 4.09.  Taxes....................................................................................14
         SECTION 4.10.  Issuance Advice Letter...................................................................14
         SECTION 4.11.  Tariff...................................................................................14
         SECTION 4.12.  Maintenance of Operations................................................................14
         SECTION 4.13.  Notice of Breach to Rating Agencies, Etc.................................................14
         SECTION 4.14.  Use of Proceeds..........................................................................15
         SECTION 4.15.  Further Assurances.......................................................................15



                                        i
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
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
ARTICLE V
THE SELLER.......................................................................................................15
         SECTION 5.01.  Liability of Seller; Indemnities.........................................................15
         SECTION 5.02.  Merger, Conversion or Consolidation of, or Assumption of the Obligations of, Seller......17
         SECTION 5.03.  Conversion of the Seller to a Limited Liability Company..................................18
         SECTION 5.04.  Limitation on Liability of Seller and Others.............................................18

ARTICLE VI
MISCELLANEOUS PROVISIONS.........................................................................................18
         SECTION 6.01.  Amendment................................................................................18
         SECTION 6.02.  PUCT Condition...........................................................................19
         SECTION 6.03.  Notices..................................................................................20
         SECTION 6.04.  Assignment...............................................................................20
         SECTION 6.05.  Limitations on Rights of Third Parties...................................................20
         SECTION 6.06.  Severability.............................................................................20
         SECTION 6.07.  Separate Counterparts....................................................................20
         SECTION 6.08.  Headings.................................................................................21
         SECTION 6.09.  Governing Law............................................................................21
         SECTION 6.10.  Assignment to Indenture Trustee..........................................................21
         SECTION 6.11.  Limitation of Liability..................................................................21
         SECTION 6.12.  Waivers..................................................................................21


EXHIBITS


Exhibit A                  Form of Bill of Sale

         This TRANSITION PROPERTY PURCHASE AND SALE AGREEMENT, dated as of February 7, 2002, is between CPL Transition Funding LLC, a Delaware limited liability company (the "Note Issuer"), and Central Power and Light Company, a Texas corporation (together with its successors in interest to the extent permitted hereunder, the "Seller").

                                    RECITALS

         WHEREAS, the Note Issuer desires to purchase from time to time the Transition Property created pursuant to the Securitization Law;

         WHEREAS, the Seller is willing to sell from time to time the Transition Property to the Note Issuer;

         WHEREAS, the Note Issuer, in order to finance the purchase of the Transferred Transition Property, will from time to time issue one or more Series of Notes under the Indenture; and

         WHEREAS, the Note Issuer, to secure its obligations under the Notes of each Series and the Indenture, will pledge, among other things, all right, title and interest of the Note Issuer in and to the Transferred Transition Property and this Agreement to the Indenture Trustee for the benefit of the Holders of the Notes of such Series.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01 Definitions. (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in that certain Indenture (including Appendix A thereto) dated as of the date hereof between the Note Issuer, and U.S. Bank National Association, as the Indenture Trustee, as the same may be amended, supplemented or modified from time to time.

         (b) Whenever used in this Agreement, the following words and phrases shall have the following meanings:

         "Agreement" means this Transition Property Purchase and Sale Agreement, as amended and supplemented from time to time.

         "Bill of Sale" means a bill of sale substantially in the form of Exhibit A hereto delivered pursuant to Section 2.03(i).

         "Indemnified Person" has the meaning specified in Section 5.01(g).

         "Original Transition Property" means the Initial Transition Property sold, transferred, assigned, set over and conveyed by the Seller to the Note Issuer as of the Closing Date pursuant to this Agreement.

         "Losses" has the meaning specified in Section 5.01(d).

         "Note Issuer" has the meaning set forth in the preamble of this Agreement.

         "Seller" has the meaning set forth in the preamble of this Agreement.

         "Transfer Date" means, with respect to the Original Transition Property, the Closing Date and, with respect to any Subsequent Transition Property, the Subsequent Transfer Date related thereto.

         "Transferred Transition Property" means, collectively, the Original Transition Property and any Subsequent Transition Property.

         SECTION 1.02 Other Definitional Provisions.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) The words "hereof," "herein," "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (c) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

                                   ARTICLE II
                        CONVEYANCE OF TRANSITION PROPERTY

         SECTION 2.01 Conveyance of Original Transition Property. (a) In consideration of the Note Issuer's delivery to or upon the order of the Seller of $763,734,489, subject to the conditions specified in Section 2.03, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Note Issuer, without recourse or warranty, except as set forth herein, all right, title and interest of the Seller in and to the Original Transition Property (such sale, transfer, assignment, setting over and conveyance of the Original Transition Property includes, to the fullest extent permitted by the Securitization Law, the right to impose, collect and receive Transition Charges and the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the Transition Charges related to the Original Transition Property, as the same may be adjusted from time to time). Such sale, transfer, assignment, setting over and conveyance is hereby expressly stated to be a sale and, pursuant to Section 39.308 of the Securitization Law, shall be treated as an absolute transfer of all of the Seller's right, title and interest in and to (as in a true sale), and not as a pledge or other financing of, the Original Transition Property. The Seller and the Note Issuer agree that after giving effect to the sale, transfer, assignment, setting over and conveyance contemplated hereby the Seller has no right, title or interest in or to the Original Transition Property to which a security interest could attach because
(i) it has sold, transferred, assigned, set over and conveyed all right, title and interest in and to the Original Transition Property to the Note Issuer, (ii) as provided in Section 39.304 of the Securitization Law, such rights are only contract rights until the time of such sale, transfer, assignment, setting over and conveyance and (iii) as provided in Section 39.309(c) of the Securitization Law, appropriate notice has been filed and such transfer is perfected against all third parties, including subsequent judicial or other lien creditors. If such sale, transfer, assignment, setting over and conveyance is held by any court of competent jurisdiction not to be a true sale as provided in Section
39.308 of the Securitization Law, then such sale, transfer, assignment, setting over and conveyance shall be treated as the creation of a security interest (within the meaning of the Securitization Law and the UCC) in the Original Transition Property and, without prejudice to its position that it has absolutely transferred all of its rights in the Original Transition Property to the Note Issuer, the Seller hereby grants a security interest in the Original Transition Property to the Note Issuer (and, to the extent necessary to qualify the grant as a security interest under the Securitization Law, to the Indenture Trustee for the benefit of the Holders of Notes issued by the Note Issuer and secured by the Original Transition Property).

         (b) Subject to Section 2.03, the Note Issuer does hereby purchase the Original Transition Property from the Seller for the consideration set forth in
Section 2.01(a).

         SECTION 2.02 Conveyance of Subsequent Transition Property. The Seller may from time to time offer to sell, transfer, assign, set over and convey additional Transition Property to the Note Issuer, subject to the conditions specified in Section 2.03. If any such offer is accepted by the Note Issuer, such Subsequent Transition Property shall be, subject to the satisfaction or waiver of the conditions specified in Section 2.03, sold, transferred, assigned, set over and conveyed to the Note Issuer effective on the Subsequent Transfer Date specified in the related Addition Notice.

         SECTION 2.03 Conditions to Conveyance of Transition Property. The obligation of the Note Issuer to purchase Transition Property on any Transfer Date shall be subject to the satisfaction or waiver by the Note Issuer of each of the following conditions:

                  (i) on or prior to such Transfer Date, the Seller shall have delivered to the Note Issuer a duly executed Bill of Sale identifying the Transition Property to be conveyed on that Transfer Date;

                  (ii) on or prior to such Transfer Date, the Seller shall have received a Financing Order creating the Transferred Transition Property;

                  (iii) as of such Transfer Date, the Seller is not insolvent and will not have been made insolvent by such sale and the Seller is not aware of any pending insolvency with respect to itself;

                  (iv) as of such Transfer Date, the representations and warranties of the Seller set forth in this Agreement shall be true and correct with the same force and effect as if made on such Transfer Date (except to the extent that they relate to an earlier date); on and as of such Transfer Date no breach of any covenant or agreement of the Seller contained in this Agreement has occurred and is continuing; and no Servicer Default shall have occurred and be continuing;

                  (v) as of such Transfer Date, (A) the Note Issuer shall have sufficient funds available to pay the purchase price for the Transferred Transition Property to be conveyed on such date and (B) all conditions to the issuance of one or more Series of Notes intended to provide such funds set forth in the Indenture shall have been satisfied or waived;

                  (vi) on or prior to such Transfer Date, the Seller shall have taken all action required to transfer to the Note Issuer ownership of the Transition Property to be conveyed on such date, free and clear of all Liens other than Liens created by the Note Issuer pursuant to the Indenture; and the
Note Issuer or the Servicer, on behalf of the Note Issuer, shall have taken any action required for the Note Issuer to grant the Indenture Trustee a first priority perfected security interest in the Note Collateral and maintain such security interest as of such date;

                  (vii) in the case of a sale of Subsequent Transition Property only, on or prior to the Subsequent Transfer Date, the Seller shall have provided the Note Issuer and the Rating Agencies with a timely Addition Notice;

                  (viii) the Seller shall have delivered to the Rating Agencies and the Note Issuer any Opinions of Counsel required by the Rating Agencies;

                  (ix) the Seller shall have received and delivered to the Note Issuer and the Indenture Trustee: (i) an opinion of outside tax counsel (as selected by the Seller, and in form and substance reasonably satisfactory to the
Note Issuer and the Indenture Trustee) to the effect that the Note Issuer will not be subject to United States federal income tax as an entity separate from its sole owner and that the Notes will be treated as debt of the Note Issuer's sole owner for United States federal income tax purposes, (ii) an opinion of outside tax counsel (as selected by the Seller, and in form and substance reasonably satisfactory to the Note Issuer and the Indenture Trustee) or, if the Seller so chooses, a ruling from the Internal Revenue Service, in either case to the effect that, for United States federal income tax purposes, the issuance of the Notes will not result in gross income to the Seller and (iii) in the case of a subsequent issuance of Notes only, an opinion of outside tax counsel (as selected by the Seller, and in form and substance reasonably satisfactory to the
Note Issuer and the Indenture Trustee) to the effect that such issuance will not adversely affect the characterization of any then outstanding Notes as obligations of the Note Issuer's sole owner. The opinion of outside tax counsel described above may, if the Seller so chooses, be conditioned on the receipt by the Seller of one or more letter rulings from the Internal Revenue Service and in rendering such opinion outside tax counsel shall be entitled to rely on the rulings contained in such ruling letters and to rely on the representations made, and information supplied, to the Internal Revenue Service in connection with such letter rulings;

                  (x) on and as of such Transfer Date, each of the LLC Agreement, the Servicing Agreement, this Agreement, the Indenture, any issued Financing Order, any issued Tariff and the Securitization Law shall be in full force and effect;

                  (xi) the Rating Agency Condition shall have been satisfied with respect to such purchase;

                  (xii) the Seller shall have received written confirmation from Moody's that such purchase will not result in a suspension, reduction or withdrawal of the then current rating by Moody's of any Series or Class of Notes; and

                  (xiii) the Seller shall have delivered to the Indenture Trustee and the Note Issuer an Officers' Certificate confirming the satisfaction of each condition precedent specified in this Section 2.03.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Subject to Sections 3.09, the Seller makes the following representations and warranties, as of each Transfer Date, and the Seller acknowledges that the Note Issuer has relied thereon in acquiring the Transferred Transition Property. The representations and warranties shall survive the sale and transfer of Transferred Transition Property to the Note Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         SECTION 3.01 Organization and Good Standing. The Seller is duly organized and validly existing and is in good standing under the laws of the state of its organization, with the requisite corporate or other power and authority to own its properties as such properties are currently owned and to conduct its business as such business is now conducted by it, and has the requisite corporate or other power and authority to obtain Financing Orders and own, sell and transfer the Transition Property.

         SECTION 3.02 Due Qualification. The Seller is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses or approvals (except where the failure to so qualify or obtain such licenses and approvals would not be reasonably likely to have a material adverse effect on the Seller's business, operations, assets, revenues or properties).

         SECTION 3.03 Power and Authority. The Seller has the requisite corporate or other power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Seller under its organizational or governing documents and laws.

         SECTION 3.04 Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to applicable insolvency, reorganization, moratorium, fraudulent transfer and other laws relating to or affecting creditors' or secured parties' rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

         SECTION 3.05 No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not:
(i) conflict with or result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the Seller's organizational documents, or any indenture or other agreement or instrument to which the Seller is a party or by which it or any of its property is bound; (ii) result in the creation or imposition of any Lien upon any of the Seller's properties pursuant to the terms of any such indenture, agreement or other instrument (other than any Lien that may be granted under the Basic Documents or any Lien created pursuant to Section 39.309 of the Securitization
Law); or (iii) violate any existing law or any existing order, rule or regulation applicable to the Seller of any Governmental Authority having jurisdiction over the Seller or its properties.

         SECTION 3.06 No Proceedings. There are no proceedings pending and, to the Seller's knowledge, there are no proceedings threatened and, to the Seller's knowledge, there are no investigations pending or threatened, before any Governmental Authority having jurisdiction over the Seller or its properties involving or relating to the Seller or the Note Issuer or, to the Seller's knowledge, any other Person: (i) asserting the invalidity of the Securitization Law, any Financing Order, this Agreement, any of the other Basic Documents or the Notes of any Series, (ii) seeking to prevent the issuance of the Notes of such Series or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of the Securitization Law, any Financing Order, this Agreement, any of the other Basic Documents or the Notes of any Series or (iv) seeking to adversely affect the federal income tax or state income or franchise tax classification of the Notes of any Series as debt.

         SECTION 3.07 Approvals. Except for UCC filings, no approval, authorization, consent, order or other action of, or filing with, any Governmental Authority is required in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated hereby or the fulfillment by the Seller of the terms hereof, except those that have been obtained or made and those that the Seller, in its capacity as Servicer under the Servicing Agreement, is required to make in the future pursuant to the Servicing Agreement.

         SECTION 3.08 The Transition Property.

         (a) Information. Subject to subsection (f) below, at each Transfer Date, all written information, as amended or supplemented from time to time, provided by the Seller to the Note Issuer with respect to the Transferred Transition Property (including the Expected Amortization Schedule, the Financing Order and the Issuance Advice Letter relating thereto) is true and correct in all material respects.

         (b) Title. It is the intention of the parties hereto that (other than for federal income tax purposes and, to the extent consistent with applicable state tax law, state income and franchise tax purposes), the transfers and assignments herein contemplated each constitute a sale and absolute transfer of the Transferred Transition Property from the Seller to the Note Issuer and that no interest in, or right or title to, the Transferred Transition Property shall be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No portion of the Transferred Transition Property has been sold, transferred, assigned or pledged or otherwise conveyed by the Seller to any Person other than the Note Issuer, and no security agreement, financing statement or equivalent security or lien instrument listing the Seller as debtor covering all or any part of the Transferred Transition Property is on file or of record in any jurisdiction, except such as may have been filed, recorded or made in favor of the Note Issuer or the Indenture Trustee in connection with the Basic Documents. The Seller has not authorized the filing of and is not aware (after due inquiry) of any financing statement against it that includes a description of collateral including the Transferred Transition Property other than any financing statement filed, recorded or made in favor of the Note Issuer or the Indenture Trustee in connection with the Transaction Documents. The Seller is not aware (after due inquiry) of any judgment or tax lien filings against either the Seller or the
Note Issuer. At each applicable Transfer Date, immediately prior to the sale of such Transferred Transition Property hereunder, the Seller owns such Transferred Transition Property free and clear of all Liens and rights of any other Person, and no offsets, defenses or counterclaims exist or have been asserted with respect thereto.

         (c) Transfer Filings. On such Transfer Date, immediately upon the sale hereunder, the Transferred Transition Property shall be validly transferred and sold to the Note Issuer, the Note Issuer shall own all such Transferred Transition Property free and clear of all Liens (except for any Lien created in favor of the Holders pursuant to Section 39.309 of the Securitization Law or any Lien that may be granted under the Basic Documents) and all filings to be made by the Seller (including filings with the Secretary of State of the State of Texas under the Securitization Law) necessary in any jurisdiction to give the
Note Issuer a perfected ownership interest (subject to any Lien created in favor of the Holders pursuant to Section 39.309 of the Securitization Law and any Lien that may be granted under the Basic Documents) in the Transferred Transition Property have been made. No further action is required to maintain such ownership interest (subject to any Lien created in favor of the Holders pursuant to Section 39.309 of the Securitization Law and any Lien that may be granted under the Basic Documents) and to give the Indenture Trustee a first priority perfected security interest in the Transferred Transition Property. Filings have also been made to perfect the security interest in the Transferred Transition Property granted by the Seller to the Note Issuer (subject to any Lien created in favor of the Holders pursuant to Section 39.309 of the Securitization Law and any Lien that may be granted under the Basic Documents) and, to the extent necessary, the Indenture Trustee pursuant

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to Section 2.01, in the case of the Original Transition Property, or Section
2.02, in the case of Subsequent Transition Property.

         (d) Financing Order, Issuance Advice Letter and Tariff; Other Approvals. On each Transfer Date, under the laws of the State of Texas and the United States in effect on such Transfer Date, (i) the Financing Order pursuant to which the rights and interests of the Seller, including the right to impose, collect and receive the Transition Charge and, in and to the Transition Property transferred on such date have been created, is Final and non-appealable and is in full force and effect; (ii) as of the issuance of the Notes, the Notes are entitled to the protection of the Securitization Law and, accordingly, the Financing Order, the Transition Charges and the Issuance Advice Letter are not revocable by the PUCT; (iii) the Tariff is in full force and effect and is not subject to modification by the PUCT except as provided under Section 39.307 of the Securitization Law; (iv) the process by which the Financing Order creating the Transition Property transferred on such date was adopted and approved, and such Financing Order, Issuance Advice Letter and Tariff themselves, comply with all applicable laws, rules and regulations; (v) the Issuance Advice Letter and the Tariff relating to the Transition Property transferred on such date have been filed in accordance with the Financing Order creating the Transition Property transferred on such date and an officer of the Seller has provided the certification to the PUCT required by the Issuance Advice Letter; and (vi) no other approval, authorization, consent, order or other action of, or filing with any Governmental Authority is required in connection with the creation of the Transition Property transferred on such date, except those that have been obtained or made.

         (e) State Action. Under the Securitization Law, the State of Texas has pledged that it will not take or permit any action that would impair the value of the Transition Property transferred on such date, or, except as permitted by
Section 39.307 of the Securitization Law, reduce, alter or impair the Transition Charges relating to such Transition Property until the principal, interest and premium and any other charges incurred and contracts to be performed in connection with the Notes of such Series relating to such Transition Property have been paid and performed in full. Under the laws of the State of Texas and the United States, the State of Texas could not constitutionally take any action of a legislative character including the repeal or amendment of the Securitization Law, which would substantially limit, alter or impair the Transition Property or other rights vested in the Holders pursuant to the Financing Order or substantially limit, alter or reduce the value or amount of the Transition Property, unless such action is a reasonable exercise of the sovereign powers of the State of Texas and of a character reasonable and appropriate to further a legitimate public purpose, and, under the takings clauses of the United States and Texas Constitutions, the State of Texas could not repeal or amend the Securitization Law or take any other action in contravention of its pledge quoted above without paying just compensation to the Holders, as determined by a court of competent jurisdiction if doing so would constitute a permanent appropriation of a substantial property interest of the Holders in the Transition Property and deprive the Holders of their reasonable expectations arising from their investments in the Notes. There is no assurance, however, that, even if a court were to award just compensation it would be sufficient to pay the full amount of principal and interest on the Notes.

         (f) Assumptions. On each Transfer Date, based upon the information available to the Seller on such date, the assumptions used in calculating the Transition Charges are reasonable

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and are made in good faith. Notwithstanding the foregoing, the Seller makes no representation or warranty, express or implied, that the assumptions used in calculating such Transition Charges will in fact be realized.

         (g) Creation of Transition Property. Upon the effectiveness of the Financing Order, the Issuance Advice Letter and the Tariff with respect to the Transferred Transition Property and the transfer of such Transition Property pursuant to this Agreement: (i) the rights and interests of the Seller under the Financing Order, including the right to impose, collect and receive the Transition Charges authorized in the Financing Order, become Transition Property; (ii) the Transferred Transition Property constitutes a present property right vested in the Note Issuer; (iii) the Transferred Transition Property includes (A) the right, title and interest of the Seller in the Financing Order and the Transition Charges and (B) the right to impose, collect and obtain periodic adjustments (with respect to adjustments, in the manner and with the effect provided in Section 4.01(b) of the Servicing Agreement) of such Transition Charges, and the rates and other charges authorized by the Financing Order and all revenues, collections, claims, payments, money or proceeds of or arising from the Transition Charges; (iv) the owner of the Transferred Transition Property is legally entitled to bill Transition Charges and collect payments in respect of the Transition Charges in the aggregate sufficient to pay the interest on and principal of the Notes of such Series in accordance with the Indenture, to pay the fees and expenses of servicing the Notes of such Series, to replenish the Capital Subaccount to the Required Capital Level and to fund the Overcollateralization Subaccount to the Required Overcollateralization Level until the Notes of such Series are paid in full or until the last date permitted for the collection of payments in respect of the Transition Charge under the Financing Order, whichever is earlier and the Customer class allocation percentages in the Financing Order do not prohibit the owner of the Transferred Transition Property from obtaining adjustments and effecting allocations to the Transition Charges in order to collect payments of such amounts; and (v) the Transferred Transition Property is not subject to any Lien other than the lien created by the Indenture.

         (h) Nature of Representations and Warranties. The representations and warranties set forth in this Section 3.08, insofar as they involve conclusions of law, are made not on the basis that the Seller purports to be a legal expert or to be rendering legal advice, but rather to reflect the parties' good faith understanding of the legal basis on which the parties are entering into this Agreement and the other Basic Documents and the basis on which the Holders are purchasing the Notes, and to reflect the parties' agreement that, if such understanding turns out to be incorrect or inaccurate, the Seller will be obligated to indemnify the Note Issuer and its permitted assigns (to the extent required by and in accordance with Section 5.01), and that the Note Issuer and its permitted assigns will be entitled to enforce any rights and remedies under the Basic Documents, on account of such inaccuracy to the same extent as if the Seller had breached any other representations or warranties hereunder.

         (i) Prospectus. As of the date hereof, the information describing the Seller under the caption "The Seller and Servicer" in the prospectus dated January 18, 2002 relating to the Notes is correct in all material respects.

         (j) Solvency. After giving effect to the sale of the Transition Property hereunder, the Seller:

                  (i) is solvent and expects to remain solvent;

                  (ii) is adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purpose;

                  (iii) is not engaged in nor does it expect to engage in a business for which its remaining property represents an unreasonably small capital;

                  (iv) reasonably believes that it will be able to pay its debts as they come due; and

                  (v) is able to pay its debts as they mature and does not intend to incur, or believes that it will not incur, indebtedness that it will not be able to repay at its maturity.

         (k) No Court Order. There is no order by any court providing for the revocation, alteration, limitation or other impairment of the Securitization Law, the Financing Order, the Issuance Advice Letter, the Transferred Transition Property or the Transition Charges or any rights arising under any of them or that seeks to enjoin the performance of any obligations under the Financing Order.

         (l) No Proceedings Concerning the Securitization Law. Except as disclosed in the Prospectus, there are no proceedings pending, and to the Seller's knowledge, (i) there are no proceedings threatened and (ii) there are no investigations pending or threatened, before any Governmental Authority having jurisdiction over the Issuer or the Seller or their respective properties challenging the Securitization Law or the Financing Order.

         (m) Conversion to a Limited Liability Company. In the event the Seller converts into a Texas limited liability company, such conversion will not:

                  (i) interrupt the Seller's existence,

                  (ii) affect the Seller's rights, title and interests in its real estate and other property or its power, authority or ability to perform its obligations under this Agreement, the Servicing Agreement or the other Basic Documents, or

                  (iii) impair or diminish the liabilities and obligations of the Seller including, without limitation, its obligations under this Agreement or any other Basic Document.

         (n) Survival of Representations and Warranties The representations and warranties set forth in this Section 3.08 shall survive the execution and delivery of this Agreement, shall be deemed re-made on each Transfer Date and may not be waived by any party hereto except pursuant to a written agreement executed in accordance with Article VI and as to which the Rating Agency Condition has been satisfied.

         SECTION 3.09 Limitations on Representations and Warranties. Without prejudice to any of the other rights of the parties, the Seller will not be in breach of any representation or warranty, as a result of a change in law by means of any legislative enactment, constitutional amendment or voter initiative. THE SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, THAT BILLED TRANSITION CHARGES WILL BE ACTUALLY COLLECTED FROM CUSTOMERS.

                                   ARTICLE IV
                             COVENANTS OF THE SELLER

         SECTION 4.01 Existence. Subject to Section 5.02, so long as any of the Notes of any Series are Outstanding, the Seller (a) will keep in full force and effect its existence and remain in good standing under the laws of the jurisdiction of its organization, (b) will obtain and preserve its qualification to do business, in each case to the extent that in each such jurisdiction such existence or qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents to which the Seller is a party and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby or to the extent necessary for the Seller to perform its obligations hereunder or thereunder and (c) will provide wire service directly to customers taking service at facilities, premises or loads located in CPL's certificated service area as it existed on May 1, 1999.

         SECTION 4.02 No Liens. Except for the conveyances hereunder or any Lien under Section 39.309 of the Securitization Law for the benefit of the Note Issuer, the Indenture Trustee or the Holders, the Seller will not sell, pledge, assign or transfer, or grant, create, incur, assume or suffer to exist any Lien on, any of the Transferred Transition Property, or any interest therein, and the Seller shall defend the right, title and interest of the Note Issuer and the Indenture Trustee, on behalf of the Holders, in, to and under the Transferred Transition Property against all claims of third parties claiming through or under the Seller. CPL, in its capacity as Seller, will not at any time assert any Lien against, or with respect to, any of the Transferred Transition Property.

         SECTION 4.03 Delivery of Collections. In the event that the Seller receives Collections in respect of the Transition Charges or the proceeds thereof other than in its capacity as the Servicer, the Seller agrees to pay to the Servicer all payments received by it in respect thereof as soon as practicable after receipt thereof and for so long as any Intercreditor Agreement is in effect, it shall do so in accordance with such Intercreditor Agreement. Prior to such remittance to the Servicer by the Seller, the Seller agrees that such amounts are held by it in trust for the Note Issuer. If the Seller becomes a party to any future trade receivables purchase and sale arrangement or similar arrangement under which it sells all or any portion of its accounts receivables, the Seller and the other parties to such arrangement shall enter into an agreement substantially similar to the Intercreditor Agreement in connection therewith and the terms of the documentation evidencing such trade receivables purchase and sale arrangement or similar arrangement shall expressly exclude Transition Charges from any receivables or other assets pledged or sold under such arrangement.

         SECTION 4.04 Notice of Liens. The Seller shall notify the Note Issuer and the Indenture Trustee promptly after becoming aware of any Lien on any of the Transferred Transition Property, other than the conveyances hereunder, any Lien under the Basic Documents or any Lien under Section 39.309 of the Securitization Law or the UCC for the benefit of the Note Issuer or the Holders.

         SECTION 4.05 Compliance with Law. The Seller hereby agrees to comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any Governmental Authority applicable to it, except to the extent that failure to so comply would not materially adversely affect the Note Issuer's or the Indenture Trustee's interests in the Transferred Transition Property or under any of the other Basic Documents to which the Seller is party or the Seller's performance of its obligations hereunder or under any of the other Basic Documents to which it is party.

         SECTION 4.06 Covenants Related to Notes and Transition Property.

         (a) So long as any of the Notes are outstanding, the Seller shall treat the Notes as debt for all purposes and specifically as debt of the Note Issuer, other than for financial reporting or tax purposes or as required under the Public Utility Holding Company Act of 1935, as amended.

         (b) Solely for the purposes of federal taxes and, to the extent consistent with applicable state, local and other tax law, for purposes of state, local and other taxes, so long as any of the Notes are outstanding, the Seller agrees to treat the Notes as indebtedness of the Seller (as the sole owner of the Note Issuer) secured by the Note Collateral unless otherwise required by appropriate taxing authorities.

         (c) So long as any of the Notes are outstanding, the Seller shall disclose in its financial statements that the Note Issuer and not the Seller is the owner of the Transferred Transition Property and that the assets of the Note Issuer are not available to pay creditors of the Seller or its Affiliates (other than the Note Issuer).

         (d) So long as any of the Notes are outstanding, the Seller shall not own or purchase any Notes.

         (e) So long as the Notes are outstanding, the Seller shall disclose the effects of all transactions between the Seller and the Note Issuer in accordance with generally accepted accounting principles.

         (f) The Seller agrees that, upon the sale by the Seller of the Transferred Transition Property to the Note Issuer pursuant to this Agreement,
(i) to the fullest extent permitted by law, including applicable PUCT Regulations and the Securitization Law, the Note Issuer shall have all of the rights originally held by the Seller with respect to the Transferred Transition Property, including the right (subject to the terms of the Servicing Agreement) to exercise any and all rights and remedies to collect any amounts payable by any Customer or REP in respect of the Transferred Transition Property, notwithstanding any objection or direction to the contrary by the Seller (and the Seller agrees not to make any such objection or to take any such contrary action) and (ii) any payment by any Customer or REP directly to the Note Issuer shall discharge such Customer's or REP's obligations, if any, to the Seller in respect of the Transferred Transition Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

         (g) So long as any of the Notes are outstanding, (i) in all proceedings relating directly or indirectly to the Transferred Transition Property, the Seller shall affirmatively certify and confirm that it has sold all of its rights and interests in and to such property (other than for financial reporting or tax purposes), (ii) the Seller shall not make any statement or reference in respect of the Transferred Transition Property that is inconsistent with the ownership interest of the Note Issuer (other than for financial accounting or tax purposes or as required under the Public Utility Holding Company Act of 1935, as amended), (iii) the Seller shall not take any action in respect of the Transferred Transition Property except solely in its capacity as the Servicer thereof pursuant to the Servicing Agreement or as otherwise contemplated by the Basic Documents including any Intercreditor Agreement (iv) the Seller shall not sell transition property under a separate financing order in connection with the issuance of additional transition bonds unless the Rating Agency Condition shall have been satisfied, and (v) neither the Seller nor the Note Issuer shall take any action, file any tax return, or make any election inconsistent with the treatment of the Note Issuer, for purposes of federal taxes and, to the extent consistent with applicable state, local and other tax law, for purposes of state, local and other taxes, as a disregarded entity that is not separate from the Seller (or, if relevant, from another sole owner of the Note Issuer).

         SECTION 4.07 Protection of Title. The Seller shall execute and file such filings, including filings with the Secretary of State of the State of Texas pursuant to the Securitization Law, and cause to be executed and filed such filings, all in such manner and in such places as may be required by law to fully preserve, maintain and protect the ownership interest of the Note Issuer in the Transferred Transition Property, including all filings required under the Securitization Law and the UCC relating to the transfer of the ownership interest in the Transferred Transition Property by the Seller to the Note Issuer or the pledge of the Note Issuer's interest in such Transferred Transition Property to the Indenture Trustee. The Seller shall deliver or cause to be delivered to the Note Issuer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller shall institute any action or proceeding necessary to compel performance by the PUCT, the State of Texas or any of their respective agents, of any of their obligations or duties under the Securitization Law, any Financing Order or any Issuance Advice Letter, and the Seller agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary (i) to protect the Note Issuer and Holders from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation set forth in Article III and (ii) to block or overturn any attempts to cause a repeal of, modification of or supplement to the Securitization Law, the Financing Order, any Issuance Advice Letter or the rights of Transition Noteholders by legislative enactment or constitutional amendment that would be materially adverse to the Issuer, the Indenture Trustee or the Transition Noteholder or which would otherwise cause an impairment of the rights of the Note Issuer or the Holders. The costs of any such actions or proceedings will be payable by the Seller.

         SECTION 4.08 Nonpetition Covenants. Notwithstanding any prior termination of this Agreement or the Indenture, the Seller shall not, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke or cause the Note Issuer to invoke the process of any Government Authority for the purpose of commencing or sustaining a case against the Note Issuer under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Note Issuer or any substantial part of the property of the Note Issuer, or ordering the winding up or liquidation of the affairs of the Note Issuer.

         SECTION 4.09 Taxes. So long as any of the Notes are outstanding, the Seller shall, and shall cause each of its subsidiaries to, pay all taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a Lien on the Transferred Transition Property; provided that no such tax need be paid if the Seller or one of its subsidiaries is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such subsidiary has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

         SECTION 4.10 Issuance Advice Letter. The Seller hereby agrees not to withdraw the filing of any Issuance Advice Letter with the PUCT.

         SECTION 4.11 Tariff. The Seller hereby agrees to make all reasonable efforts to keep each Tariff in full force and effect at all times.

         SECTION 4.12 Maintenance of Operations. Subject to Section 5.02, the Seller agrees that, so long as any of the Notes are outstanding, the Seller shall continue to operate its electric transmission and distribution system to provide service to its customers (or, if transmission and distribution are split, to provide wire service directly to its customers) throughout the Seller's certificated service area as it existed as of May 1, 1999, except for former customers not taking service from the Seller pursuant to PUCT Docket No. 20292 and, except as provided under PURA Sections 39.252(b) and 39.262(k), as implemented by P.U.C. SUBST. R. 25.345.

         SECTION 4.13 Notice of Breach to Rating Agencies, Etc. Promptly after obtaining knowledge thereof, in the event of a breach in any material respect (without regard to any materiality qualifier contained in such representation, warranty or covenant) of any of the Seller's representations, warranties or covenants contained herein, the Seller shall promptly notify the Note Issuer, the Indenture Trustee, the PUCT and the Rating Agencies of such breach. For the avoidance of doubt, any breach which would adversely affect scheduled payments on the Notes will be deemed to be a material breach for purposes of this Section 4.13.

         SECTION 4.14 Use of Proceeds. The Seller shall use the proceeds of the sale of the Transition Property in accordance with the Financing Order and the Securitization Law.

         SECTION 4.15 Further Assurances. Upon the request of the Note Issuer, the Seller shall execute and deliver such further instruments and do such further acts as may be reasonably necessary to carry out more effectually the provisions and purposes of this Agreement.

                                    ARTICLE V
                                   THE SELLER

         SECTION 5.01 Liability of Seller; Indemnities.

         (a) The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

         (b) The Seller shall indemnify the Note Issuer and the Indenture Trustee (for itself and for the benefit of the Noteholders) and each of their respective officers, directors, employees, trustees, managers and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than taxes imposed on Noteholders as a result of their ownership of a Note) that may at any time be imposed on or asserted against any such Person as a result of the sale of the Transferred Transition Property to the Note Issuer, including any franchise, sales, gross receipts, general corporation, tangible personal property, privilege or license taxes but excluding any taxes imposed as a result of a failure of such Person to withhold or remit taxes with respect to payments on any Note.

         (c) The Seller shall indemnify the Note Issuer and the Indenture Trustee (for itself and for the benefit of the Noteholders) and each of their respective officers, directors, employees, trustees, managers, and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than taxes imposed on Noteholders as a result of their ownership of a Note) that may at any time be imposed on or asserted against any such Person as a result of the Note Issuer's ownership and assignment of the Transferred Transition Property, the issuance and sale by the Note Issuer of the Notes or the other transactions contemplated in the Basic Documents, including any franchise, sales, gross receipts, general corporation, tangible personal property, privilege or license taxes but excluding any taxes imposed as a result of a failure of such Person to withhold or remit taxes with respect to payments on any Note.

         (d) The Seller shall indemnify the Note Issuer, the Indenture Trustee (for the benefit of the Noteholders) and each of their respective officers, directors, employees and agents and any Swap Counterparty for, and defend and hold harmless each such Person from and against, (i) any and all amounts of principal and interest on the Notes not paid when due or when scheduled to be paid in accordance with their terms and the amounts of any deposits by or to the
Note Issuer required to have been made in accordance with the terms of the Basic Documents or any Financing Order which are not made when so required and (ii) any and all other liabilities, obligations, losses, claims, damages, payments, costs or expenses of any kind whatsoever

(collectively, "Losses") that may be imposed on, incurred by or asserted against each such Person, in each such case, as a result of the Seller's breach of any of its representations, warranties or covenants contained in this Agreement.

         (e) Indemnification under Sections 5.01(b), 5.01(c), 5.01(d) and 5.01(g) shall include reasonable out-of-pocket fees and expenses of investigation and litigation (including reasonable attorney's fees and expenses), except as otherwise expressly provided in this Agreement.

         (f) Without prejudice to any of the other rights of the parties, the Seller will not be in breach of any representation or warranty as a result of a change in law by means of any legislative enactment, constitutional amendment or voter initiative.

         (g) The Seller shall indemnify the Indenture Trustee (for itself) and the Independent Managers, and any of their respective affiliates, officers, directors, employees and agents (each an "Indemnified Person") for, and defend and hold harmless each such Person from and against, any and all Losses incurred by any of such Indemnified Persons as a result of the Seller's breach of any of its representations and warranties or covenants contained in this Agreement, except to the extent of Losses either resulting from the willful misconduct, bad faith or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Seller's breach. The Seller shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person in the settlement of any action, proceeding or investigation without the prior written consent of the Seller which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of the commencement of any action, proceeding or investigation, such Indemnified Person shall, if a claim in respect thereof is to be made against the Seller under this Section 5.01(g), notify the Seller in writing of the commencement thereof. Failure by an Indemnified Person to so notify the Seller shall relieve the Seller from the obligation to indemnify and hold harmless such Indemnified Person under this Section 5.01(g) only to the extent that the Seller suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under this Section 5.01(g), the Seller shall be entitled to conduct and control, at its expense and with counsel of its choosing that is reasonably satisfactory to such Indemnified Person, the defense of any such action, proceeding or investigation (in which case the Seller shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided that the Indemnified Person shall have the right to participate in such action, proceeding or investigation through counsel chosen by it and at its own expense. Notwithstanding the Seller's election to assume the defense of any action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Seller shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the defendants in any such action include both the Indemnified Person and the Seller and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Seller, (ii) the Seller shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iii) the Seller shall authorize the Indemnified Person to employ separate counsel at the expense of the Seller. Notwithstanding the foregoing, the Seller shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons other than one local counsel, if appropriate.

         (h) The Seller shall indemnify the Servicer (if the Servicer is not the Seller) for the costs of any action instituted by the Servicer pursuant to
Section 5.02(d) of the Servicing Agreement which are not paid as Operating Expenses in accordance with the priorities set forth in Section 8.02(e) of the Indenture.

         (i) The remedies provided in this Agreement are the sole and exclusive remedies against the Seller for breach of its representations and warranties in this Agreement.

         (j) Indemnification under this Section 5.01 shall survive any repeal of, modification of, or supplement to, or judicial invalidation of, the Securitization Law or any Financing Order and shall survive the resignation or removal of the Indenture Trustee or the termination of this Agreement.

         SECTION 5.02 Merger, Conversion or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged, converted or consolidated and which is a Permitted Successor, (b) that may result from any merger, conversion or consolidation to which the Seller shall be a party and which is a Permitted Successor, (c) that may succeed to the properties and assets of the Seller substantially as a whole and which is a Permitted Successor, (d) which is a successor entity resulting from the division of the Seller into two or more Persons and which is a Permitted Successor, or
(e) which otherwise succeeds to all or substantially all of the electric transmission and distribution business of the Seller (or, if transmission and distribution are not provided by a single entity, which provides wire service directly to customers taking service at facilities, premises or loads located in CPL's certificated service area as it existed on May 1, 1999) (a "Permitted Successor") and which Person in any of the foregoing cases executes an agreement of assumption to perform all of the obligations of the Seller hereunder (including the Seller's obligations under Section 5.01 incurred at any time prior to or after the date of such assumption), shall be the successor to the Seller under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to
Article III (if made as of such date) shall be breached and no Servicer Default, and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Seller shall have delivered to the Note Issuer, the Indenture Trustee and each Rating Agency an Officer's Certificate and an Opinion of Counsel from external counsel stating that such consolidation, merger, division or succession and such agreement of assumption comply with this Section 5.02 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Seller shall have delivered to the Note Issuer, the Indenture Trustee and each Rating Agency an Opinion of Counsel from external counsel either (A) stating that, in the opinion of such counsel, all filings to be made by the Seller, including filings with the PUCT pursuant to the Securitization Law, have been executed and filed that are necessary to fully preserve and protect the interest of the Note Issuer in all of the Transferred Transition Property and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests and (iv) the

Seller shall have given the Rating Agencies prior written notice of such transaction. When any Person (or more than one Person) acquires the properties and assets of the Seller substantially as a whole or otherwise becomes the successor, whether by merger, conversion, consolidation, sale, transfer, lease, management contract or otherwise, to all or substantially all of the electric transmission and distribution business of the Seller (or, if transmission and distribution are not provided by a single entity, provides wire service directly to customers taking service at facilities, premises or loads located in CPL's certificated service area as it existed on May 1, 1999 (except for former customers not taking service from CPL by reason of taking service from Sharyland Utilities, L.P. pursuant to PUCT action in Docket No. 20292)) in accordance with the terms of this Section 5.02, then upon satisfaction of all of the other conditions of this Section 5.02, the preceding Seller shall automatically and without further notice be released from all of its obligations hereunder.

         SECTION 5.03 Conversion of the Seller to a Limited Liability Company. Notwithstanding anything in this Agreement to the contrary, the Seller shall be able to convert to a limited liability company without the execution of an agreement of assumption and without compliance with clauses (i), (ii), (iii) and
(iv) of Section 5.02, provided that such conversion does not result in a breach of the Seller's representation and warranty in Section 3.08(m) hereof.

         SECTION 5.04 Limitation on Liability of Seller and Others. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder. Subject to Section 4.07, the Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         SECTION 6.01 Amendment. This Agreement may be amended in writing by the Seller and the Note Issuer, with the prior written consent of the Indenture Trustee, the satisfaction of the Rating Agency Condition and the satisfaction of the condition set forth below in Section 6.02. Promptly after the execution of any such amendment or consent, the Note Issuer shall furnish written notification of the substance of such amendment or consent to each of the Rating Agencies.

         Prior to the execution of any amendment to this Agreement, the Note Issuer and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel from external counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 3.01(c)(i) of the Servicing Agreement. The Note Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 6.02 PUCT Condition. Notwithstanding anything to the contrary in Section 6.01, no amendment or modification of this Agreement shall be effective except upon satisfaction of the conditions precedent in this Section 6.02.

         (a) At least fifteen days prior to the effectiveness of any such amendment or modification and after obtaining the other necessary approvals set forth in Section 6.01 above, (except that the consent of the Indenture Trustee may be subject to the consent of the Holders if such consent is required or sought by the Indenture Trustee in connection with such amendment or modification), the Seller shall have delivered to the PUCT's executive director and general counsel written notification of any proposed amendment, which notification shall contain:

                  (i) a reference to Docket No. 21528;

                  (ii) an Officer's Certificate stating that the proposed amendment or modification has been approved by all parties to this Agreement; and

                  (iii) a statement identifying the person to whom the PUCT or its staff is to address any response to the proposed amendment or to request additional time;

         (b) If the PUCT or its staff shall have, within fifteen days (subject to extension as provided in Section 6.02(c) below) of receiving a notification complying with Section 6.02(a) above, delivered to the office of the person specified in Section 6.02(a)(iii) above a written statement that the PUCT might object to the proposed amendment or modification, then such proposed amendment or modification shall not be effective unless and until the PUCT subsequently delivers a written statement in writing that it does not object to such proposed amendment or modification.

         (c) If the PUCT or its staff shall have, within fifteen days of receiving a notification complying with Section 6.02(a) above, delivered to the office of the person specified in Section 6.02(a)(iii) above a written statement requesting an additional amount of time not to exceed thirty days in which to consider such proposed amendment or modification, then such proposed amendment or modification shall not be effective if, within such extended period, the PUCT shall have delivered to the office of the person specified in Section 6.02(a)(iii) above a written statement as described in Section 6.02(b) above, unless and until the PUCT subsequently delivers a written statement in writing that it does not object to such proposed amendment or modification.

         (d) If the PUCT or its staff shall have not delivered written notice that the PUCT might object to such proposed amendment or modification within the time periods described in Section 6.02(b) or Section 6.02(c) above, whichever is applicable, then the PUCT shall be conclusively deemed not to have any objection to the proposed amendment or modification and such amendment or modification may subsequently become effective upon satisfaction of the other conditions specified in Section 6.01.

         (e) Following the delivery of a notice to the PUCT by the Seller under
Section 6.02(a) above, the Seller and the Note Issuer shall have the right at any time to withdraw from the PUCT further consideration of any notification of a proposed amendment.

         SECTION 6.03 Notices. All demands, notices and communications upon or to the Seller, the Note Issuer, the Indenture Trustee, or the Rating Agencies under this Agreement shall be sufficiently given for all purposes hereunder if in writing, and delivered personally, sent by documented delivery service or, to the extent receipt is confirmed telephonically, sent by telecopy or other form of electronic transmission, (a) in the case of the Seller, to Central Power and Light Company, at 1 Riverside Plaza, Columbus, Ohio 43215, Attention of the Treasurer, telephone: (614) 223-1000, facsimile: (614) 223-2807, (b) in the case of the Note Issuer to CPL Transition Funding LLC at 1616 Woodall Rodgers Freeway, Dallas, Texas 75202, Attention of Wendy G. Hargus, Manager, telephone:
(214) 777-1338, facsimile: (214) 777-1223, (c) in the case of the Indenture Trustee, to it at the Corporate Trust Office, telephone: (312) 836-6716, facsimile: (312) 836-6701, (d) in the case of the PUCT, to 1701 N. Congress Avenue, Austin, Texas 78711-3326, Attention of Executive Director and General Counsel, telephone: (512) 936-7040, facsimile: (512) 936-7036, (e) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, telephone: (212) 553-3686, facsimile:
(212) 553-0573, (f) in the case of S&P, to Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention of Asset Backed Surveillance Department, telephone: (212) 438-2000, facsimile: (212) 438-2665, (g) in the case of Fitch, to Fitch Ratings, One State Street Plaza, New York, NY 10004, Attention of ABS Surveillance, telephone: (212) 908-0500, facsimile: (212) 908-0355 or (h) as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 6.04 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Agreement may not be assigned by the Seller.

         SECTION 6.05 Limitations on Rights of Third Parties. The provisions of this Agreement are solely for the benefit of the Seller, the Note Issuer, the Indenture Trustee (for itself and the Holders) and the other Persons expressly referred to herein, and such Persons shall have the right to enforce the relevant provisions of this Agreement. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Transition Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 6.06 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remainder of such provision (if any) or the remaining provisions hereof (unless such construction shall be unreasonable), and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 6.07 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 6.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 6.09 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 6.10 Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Note Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Holders of all right, title and interest of the
Note Issuer in, to and under this Agreement and the proceeds thereof and the assignment of any or all of the Note Issuer's rights hereunder to the Indenture Trustee for the benefit of the Holders.

         SECTION 6.11 Limitation of Liability. It is expressly understood and agreed by the parties hereto that this Agreement is executed and delivered by the Indenture Trustee, not individually or personally but solely as Indenture Trustee on behalf of the Holders, in the exercise of the powers and authority conferred and vested in it.

         SECTION 6.12 Waivers. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof; provided, however, that no such waiver delivered by the Note Issuer shall be effective unless the Indenture Trustee has given its prior written consent thereto. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       CPL TRANSITION FUNDING LLC,
                                       Note Issuer


                                       By: /s/ Wendy G. Hargus
                                           -------------------------------------
                                           Name:  Wendy G. Hargus
                                           Title: Manager


                                       CENTRAL POWER AND LIGHT COMPANY,


                                       Seller


                                       By: /s/ Wendy G. Hargus
                                           -------------------------------------
                                           Name:  Wendy G. Hargus
                                           Title: Assistant Treasurer

Acknowledged and Accepted:

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

By: /s/ Melissa A. Rosal
    ------------------------------
    Name:  Melissa A. Rosal
    Title: Vice President





        Signature Page to Transition Property Purchase and Sale Agreement

                                                                       EXHIBIT A

                              FORM OF BILL OF SALE

         1. This Bill of Sale is being delivered pursuant to the Transition Property Purchase and Sale Agreement, dated as of ______________, 2002 (the "Sale Agreement"), between Central Power and Light Company (the "Seller") and CPL Transition Funding LLC (the "Note Issuer") and is subject to all of the terms, conditions and limitations contained in the Sale Agreement. All capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Sale Agreement.

         2. In consideration of the Note Issuer's delivery to or upon the order of the Seller of $[_____], subject to the satisfaction of the conditions specified in Section 2.03 of the Sale Agreement, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Note Issuer, without recourse or warranty, except as set forth in the Sale Agreement, all right, title and interest of the Seller in and to the [Original][Subsequent] Transition Property identified on Schedule 1 hereto (such sale, transfer, assignment, setting over and conveyance of the [Original][Subsequent] Transition Property includes, to the fullest extent permitted by the Securitization Law, the right to impose, collect and receive Transition Charges and the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the Transition Charges related to the [Original][Subsequent] Transition Property, as the same may be adjusted from time to time). Such sale, transfer, assignment, setting over and conveyance is hereby expressly stated to be a sale and, pursuant to Section 39.308 of the Securitization Law, shall be treated as an absolute transfer of all of the Seller's right, title and interest in and to (as in a true sale), and not as a pledge or other financing of, the [Original][Subsequent] Transition Property. The Seller and the Note Issuer agree that after giving effect to the sale, transfer, assignment, setting over and conveyance contemplated hereby the Seller has no right, title or interest in or to the [Original][Subsequent] Transition Property to which a security interest could attach because (i) it has sold, transferred, assigned, set over and conveyed all right in and to the [Original][Subsequent] Transition Property to the Note Issuer, (ii) as provided in Section 39.304 of the Securitization Law, such rights are only contract rights until the time of such sale, transfer, assignment, setting over and conveyance and (iii) as provided in Section 39.309(c) of the Securitization Law, appropriate notice has been filed and such transfer is perfected against all third parties, including subsequent judicial or other lien creditors. If such sale, transfer, assignment, setting over and conveyance is held by any court of competent jurisdiction not to be a true sale as provided in Section 39.308 of the Securitization Law, then such sale, transfer, assignment, setting over and conveyance shall be treated as the creation of a security interest (within the meaning of the Securitization Law and the UCC) in the [Original][Subsequent] Transition Property and, without prejudice to its position that it has absolutely transferred all of its rights in the [Original][Subsequent] Transition Property to the Note Issuer, the Seller hereby grants a security interest in the [Original][Subsequent] Transition Property to the Note Issuer (and, to the extent necessary to qualify the grant as a security interest under the Securitization Law, to the Indenture Trustee for the benefit of the Holders of Notes issued by the Note Issuer and secured by the [Original][Subsequent] Transition Property).

         3. Subject to the satisfaction of the conditions specified in Section
2.03 of the Sale Agreement, the Note Issuer does hereby purchase the [Original] [Subsequent] Transition Property from the Seller for the consideration set forth in paragraph 2 above.

         4. The Seller and the Note Issuer each acknowledge and agree that the purchase price for the [Original] [Subsequent] Transition Property sold pursuant to this Bill of Sale and the Sale Agreement is equal to its fair market value at the time of sale.

         5. The Seller confirms that each of the representations and warranties on the part of the Seller contained in the Sale Agreement are true and correct in all respects on the date hereof as if made on the date hereof.(1)

         6. This Bill of Sale may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         7. THIS BILL OF SALE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.



----------

(1) If any representations or warranties require modification with respect to Subsequent Transition Property as a result of provisions in the Financing Order, then such modifications should be set forth in this Bill of Sale (it being understood that any such modifications must be agreed to by the parties and approved by the Rating Agencies prior to the time additional Notes are issued).

         IN WITNESS WHEREOF, the Seller and the Note Issuer have duly executed this Bill of Sale as of the ___ day of ___________, ____.


                                       CENTRAL POWER AND LIGHT COMPANY



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CPL TRANSITION FUNDING LLC



                                       By:                                     ,
                                          -------------------------------------
                                          as Manager
                                          Name:

                                                                      SCHEDULE 1

                                   SCHEDULE 1


                                       to


                                  BILL OF SALE


                   [Original] [Subsequent] Transition Property